RYDEX|SGI SERIES FUNDS
ADVISOR CLASS AND INVESTOR CLASS SHARES
SUMMARY PROSPECTUS
August 1, 2011

Sector Funds

Financial Services Fund (Advisor Class: RYFAX) (Investor Class: RYFIX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), annual report and other information about the Fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 800.820.0888 or by sending an email to: sservices@sg-investors.com. The Fund’s Prospectus and SAI, each dated August 1, 2011, and the Fund’s most recent shareholder report are all incorporated by reference into this Summary Prospectus.

FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE – The Financial Services Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares or Investor Class Shares of the Fund.

	ADVISOR	INVESTOR
	CLASS	CLASS

SHAREHOLDER FEES (fees paid directly from your investment)	N/A	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Shareholder Service (12b-1) Fees	0.25%	None
Other Expenses	0.79%	0.54%

Total Annual Fund Operating Expenses	1.89%	1.39%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Advisor Class Shares	$192	$594	$1,021	$2,212
Investor Class Shares	$142	$440	$761	$1,669

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 601% of the average value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Financial Services Companies that are traded in the United States and in derivatives which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies and real-estate investment trusts. The Fund may also purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Financial Services Companies and U.S. government securities. Under U.S. Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests in the securities of a limited number of issuers conducting business in the financial services sector and therefore may be concentrated in an industry or group of industries within the financial services sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Active Trading Risk – Active trading, also called “high portfolio turnover,” may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund’s ability to achieve its investment objective.

Depositary Receipt Risk – The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk – The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Financial Services Sector Concentration Risk – To the extent that the Fund’s investments are concentrated in issuers conducting business in the financial services sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Services Companies also may fluctuate widely in response to such events.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

Investment Technique Risk – The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.

Market Risk – The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money.

Mid-Capitalization Securities Risk – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Small-Capitalization Securities Risk – The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the Investor Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Investor Class Shares and Advisor Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

The performance information shown below for Investor Class Shares is based on a calendar year. The year-to-date return for the period from January 1, 2011 through June 30, 2011 is 0.37%.

Highest Quarter Return (quarter ended 6/30/2009) 26.00%	Lowest Quarter Return (quarter ended 12/31/2008) -31.71%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2010)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past	Past	Past
INVESTOR CLASS SHARES	1 Year	5 Years	10 Years

Return Before Taxes	14.78%	-7.57%	-2.51%
Return After Taxes on Distributions	14.26%	-8.09%	-2.90%
Return After Taxes on Distributions and Sale of Fund Shares	9.59%	-6.56%	-2.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

	Past	Past	Past
ADVISOR CLASS SHARES	1 Year	5 Years	10 Years

Return Before Taxes	14.22%	-8.06%	-2.95%
Return After Taxes on Distributions	13.67%	-8.60%	-3.35%
Return After Taxes on Distributions and Sale of Fund Shares	9.22%	-6.96%	-2.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

MANAGEMENT

INVESTMENT ADVISOR – Security Investors, LLC, which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President of Rydex Investments. Mr. Byrum has been associated with Rydex Investments since 1993.

•	Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Investments since 2000.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Investments since 2004.

PURCHASE AND SALE OF FUND SHARES – The minimum initial investment amounts for Investor Class and Advisor Class accounts held through a third party (e.g., a brokerage account) are:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts

Investor Class accounts held directly at Rydex|SGI (other than those that are managed by financial professionals) are subject to a minimum account balance of $25,000 for non-managed accounts (including retirement accounts). Accounts managed by financial professionals are not subject to minimum account balance requirements. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION – Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES – If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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P.O. BOX 758567
TOPEKA, KS 66675-8567
800.820.0888
www.rydex-sgi.com

SUMFSIA-0811x0812